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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM  8-K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): December 29, 1998
                              (December 22, 1998)



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



         1-983                                            25-0687210
(Commission File Number)                       (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN                 46545-3440
 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:       219-273-7000


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ITEM 5.  OTHER EVENTS

National Steel Corporation issued a press release on December 22, 1998 that announced its Board of Directors appointed Ronald J. Werhnyak to the position of Vice President, General Counsel and Secretary and also appointed Kirk A. Sobecki to the position of Corporate Controller. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated December 22, 1998.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NATIONAL STEEL CORPORATION

Date:  December 29, 1998                 By:  /s/Glenn H. Gage
                                              -------------------------
                                              Glenn H. Gage
                                              Senior Vice President and
                                              Chief Financial Officer